Exhibit 10.8

QUANTUM COMPUTING INC.

SUBSCRIPTION AND INVESTOR’S REPRESENTATION AGREEMENT

DATED: MARCH 1, 2018

THIS SUBSCRIPTION AND INVESTOR’S REPRESENTATION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING AND SALE (THE “OFFERING”) BY QUANTUM COMPUTING INC., A DELAWARE CORPORATION (THE “COMPANY”) OF 200,000,000 MILLION SHARES OF THE COMPANY’S COMMON STOCK, PAR VALUE $0.0001 (THE “SHARES”) AT AN OFFERING PRICE OF $0.002 PER SHARE. THE OFFERING BY THE COMPANY IS BEING MADE: (ii) PURSUANT TO REGULATION D PROMULGATED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”); (ii) TO ONE OR MORE “ACCREDITED INVESTORS” (AS THAT TERM IS DEFINED IN RULE 501 OF REGULATION D PROMULGATED BY THE SEC UNDER THE ACT.

THE SHARES THAT ARE SUBJECT TO THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D UNDER THE ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.

THE SHARES THAT ARE SUBJECT TO THIS OFFERING HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING, OR THE ACCURACY OR ADEQUACY OF THE DISCLOSURE IN THIS SUBSCRIPTION AGREEMENT. ANY SUCH REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

RECIPIENT: ______________________

INSTRUCTIONS TO SUBSCRIPTION AGREEMENT

By accepting delivery of this Subscription Agreement, the recipient (hereinafter, the “Investor” or “Subscriber”) agrees to return it and all related documents you receive to Quantum Computing Inc. if you decide not to subscribe to purchase the securities subject to the Offering. Distribution of the subscription materials to any other person other than the recipient named above (or to individuals retained to advise him, her or it with respect thereto) is unauthorized, and any reproduction thereof or the divulgence of any of the contents of this Subscription Agreement without the prior written consent of Quantum Computing Inc. is prohibited.

Investors interested in making an investment in the shares of Quantum Computing Inc. should:

(1)	date, sign and complete the information requested on the signature page to the attached Subscription Agreement,

(2)	complete and sign the accompanying Certificate of Accredited Investor Status,

(3)	make payment of the Subscription Amount by wire transfer of immediately available funds to the account as provided below:

Quantum Computing Inc. Wiring Instructions

Bank Name:	Bank of America
Bank Address:	505 East Market St., Leesburg, VA 20176
ABA (Domestic including PR):	026-009-593
SWIFT (International):	BOFAUS3N
For Credit To:	Quantum Computing Inc.
Account Number:	4350-4394-1694

(4) send completed Subscription Agreement and related documents via e-mail to chris@quantumcomputinginc.com.

ATTENTION SUBSCRIBERS: NO SUBSCRIPTION WILL BE ACCEPTED UNLESS ALL DOCUMENTATION PRESCRIBED HEREIN IS FULLY COMPLETED AND EXECUTED. ANY MATERIALS RECEIVED THAT ARE INCOMPLETE IN ANY RESPECT WILL BE RETURNED BY THE COMPANY.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

Founders Round

THIS PRIVATE PLACEMENT SUBCRIPTION AGREEMENT (the “Agreement”), dated as of the date set forth below, is by and between Quantum Computing Inc., a Delaware corporation with offices located at 215 Depot Court, Suite 215, Leesburg, VA 20175 (the “Company”), and the undersigned (the “Subscriber”), relates to an offering by the Company (the “Offering”) of up to 200,000,000 shares of the Company’s common stock, par value $.0001 per share (the “Shares”). This Agreement sets forth certain representations, covenants and agreements between the Company and Subscriber, with respect to the offering (the “Offering”) for sale by the Company.

1. Subscription. Subject to the terms and conditions hereof, Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company the number of Shares set forth under its name on the signature page hereto at a purchase price of $.002 per Share (the “Offering Price”). In reliance upon the representations and warranties of Subscriber contained herein, the Company agrees to sell such Shares to Subscriber at the Offering Price upon the acceptance of the subscription as evidenced by the execution of this Agreement by an officer of the Company. This Agreement may not be terminated before the acceptance or rejection hereof by the Company in accordance with this Agreement, unless otherwise required by applicable state law.

2. Delivery of Subscription Amount; Acceptance of Subscription; Delivery of Shares. Subscriber understands and agrees that this subscription is made subject to the following terms and conditions:

(a) Subscriber understands that separate Subscription Agreements will be executed with other Subscribers who invest in the Shares subject to this Offering;

(b) The Subscription Agreement shall be deemed to be accepted only when it has been countersigned by an authorized officer of the Company; the deposit of a Subscriber’s check for, or receipt by wire of, the Subscription Amount will not be deemed an acceptance of this Agreement unless and until the Company’s duly authorized officer countersigns this Subscription Agreement;

(c) The Company shall have the right to allocate Shares among Subscribers in any manner it may desire, or to increase the maximum amount of Shares in the Offering, in the event of an oversubscription;

(d) The payment of the Subscription Amount will be returned promptly, without interest or deduction, if Subscriber’s subscription is rejected, either in whole or in part, or if the Offering is withdrawn or canceled, which the Company may determine to do in its sole discretion;

(e) The Company may accept any subscriptions then in its receipt (each a “Closing”) until all 200,000,000 Shares offered hereby are sold;

(f) Book entry statements representing the Shares will be issued in the name of each Subscriber within 14 days of each Closing;

(g) The representations and warranties of the Company and Subscriber set forth in Section 4 shall be true and correct as of the date that the Company accepts this subscription, and Subscriber agrees to furnish the Company such other information as the Company may reasonably request in order to verify the accuracy of the information contained herein and to notify the Company immediately of any material change in the information provided herein that occurs prior to the Company’s acceptance of this Agreement; and

(h) Contemporaneously with the execution and delivery of this Subscription Agreement, Subscriber shall execute and deliver the Certificate of Accredited Investor Status, and shall submit payment in the form of a check made payable to Quantum Computing Inc. or wire to the Company of immediately available funds in the amount equal to the Offering Price multiplied by the number of Shares for which Subscriber has subscribed (the “Subscription Amount”) in accordance with the Subscription Instructions attached to this Subscription Agreement. The Subscription Amount shall be held in a non-interest bearing account and, if for any reason, the Subscription is not accepted by the Company, the Subscription Amount shall be returned to the Subscriber, without interest or deduction.

3. Terms of Subscription. The subscription period will begin on March 1, 2018 and will continue until April 30, 2018 unless extended by the Company in its sole discretion. Except as required by law, Subscriber is not entitled to cancel, terminate or revoke his/her/its Subscription or any related agreements of Subscriber hereunder. This Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person. If Subscriber is not a United States citizen, Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares.

4. Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company and each other person who is, or in the future becomes, a shareholder of the Company as follows:

(a) Subscriber is acquiring the Shares for his/her/its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act, the rules and regulations promulgated by the SEC and applicable state securities laws.

(b) Subscriber understands that: (i) the Shares (A) have not been registered under the Act or any state securities laws, (B) will be issued and sold in reliance upon an exemption from the registration and prospectus delivery requirements pursuant to Section 4(2) of the Act and/or Regulation D or Regulation S promulgated by the SEC under the Act, and (C) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings; and (ii) Subscriber must be able to bear the economic risk of such investment indefinitely unless the Shares issued pursuant to the Offering are registered under the Act and, if applicable, under state securities laws or is exempt therefrom under Rule 144 promulgated by the SEC under the Act. Subscriber further understands that such exemptions depend upon, among other things, the bona fide nature of the investment intent of Subscriber expressed herein.

(c) The Subscriber understands that as of the date of this Subscription Agreement, the Company has authorized under its Certificate of incorporation 250,000,000 Shares, of which 188,696,490 Shares are issued and outstanding. The Subscriber further understands that: (i) as a result, the Company does not have a sufficient number of authorized but unissued Shares and has therefore authorized the implementation of a one-for-two hundred (1:200) reverse split of the issued and outstanding Shares (the “Reverse Split”), without any change in the 250,000,000 authorized Shares; and (ii) the certificates in book entry form to be issued in the name of the Subscribers following acceptance by the Company of Subscription Agreements from Subscribers will NOT be issued until the Reverse Split is implemented, which is subject to the approval by FINRA and will result in the assignment by FINRA of a new trading symbol.

(d) The Company has made available to Subscriber, and Subscriber has reviewed to the extent it deemed necessary, all information regarding the business and financial condition of the Company, its expected plans for future business activities, the status of its litigation, and the merits and risks of an investment in the Shares, considered necessary or appropriate by it in order to make an informed investment decision regarding a purchase of the Shares, including the following: its Articles of Incorporation and Bylaws, its tax returns for the last three calendar years, the description of its products and operations on the website of the Company (www.quantumcomputinginc.com), its trading information and capitalization at www.otcmarkets.com, symbol “IBGH” (collectively, the “Disclosure Materials”), and Subscriber has had the opportunity to request and/or discuss with representatives of the Company any other information deemed necessary or appropriate by Subscriber in order to make an informed investment decision regarding the purchase of the Shares at the Offering Price. Subscriber acknowledges that all documents, records or books of the Company have been made available for inspection by Subscriber or Subscriber’s attorney, accountant or other representative or agent; that Subscriber or Subscriber’s attorney, accountant or other representative or agent has for a reasonable amount of time had an opportunity to ask questions of and receive answers from the Company concerning its proposed business and prospects; and that all of such questions have been answered to the full satisfaction of Subscriber.

(e) Subscriber has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting its interest in connection with the acquisition of the Shares. To the extent deemed necessary by Subscriber, Subscriber has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of purchasing and owning the Shares and their suitability for Subscriber. Subscriber has the ability to bear the economic risks of its investment in the Company, including a complete loss of the investment, and has no need for liquidity in such investment. Subscriber understands that the acquisition of the Shares is a speculative investment that involves substantial risks and that Subscriber could lose its entire investment in the Shares. Subscriber has carefully read and considered particularly the following risks peculiar to the Company, which list does not purport to be complete:

(i) The Offering Price is not necessarily based on recent trading prices or any asset or earnings valuation of the Company’s Shares.

(ii) The Company may issue additional Shares at prices that management deems appropriate that may be higher or lower than the Offering Price paid by Subscribers. In addition, the Company may create and issue additional classes of capital stock with rights, priorities and liquidation premiums different or greater than those held by Subscribers. The issuance of additional Shares may dilute the ownership interest of Subscribers in the Company.

(iii) The business of the Company is dependent on the services of Mr. Robert Liscouski, its President, and Chief Executive Officer, and the team of individuals the Company is currently assembling, each of whom possesses significant expertise and knowledge regarding the business of the Company. The Company does not carry key man life insurance on any of them. Any loss or interruption of the services of either of them could significantly reduce the Company’s ability to manage effectively its business, and an appropriate replacement may not be readily obtained should the need arise.

(iv) There is only a limited public market for the Stock, so there can be no assurance that Subscriber will be able to sell or dispose of the Shares at any time. Subscriber must hold the Shares for at least six months, and any public disposition thereafter must be made in compliance with Rule 144 under the Act. The Company is under no obligation to make the provisions of Rule 144 available to Subscriber; therefore, a Subscriber must be able to bear the economic risk of the investment for an indefinite period of time.

(v) There are other companies offering quantum computing products and services that are larger and likely have greater resources than the Company. These competitors could ultimately affect our revenue and profitability.

(vi) Quantum Computing Inc. is a development stage company. Investing in this sector is highly speculative. Regulations are unknown and could negatively affect our business.

(f) In making this investment decision, Subscriber is relying solely on the Disclosure Materials and investigations made by it and its representatives. The offer to purchase the Shares was communicated to Subscriber in such a manner that it was able to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the proposed transaction, and at no time was Subscriber presented with or solicited by or through any advertisement, article, leaflet, public promotional meeting, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting or any other form of general or public advertising or solicitation.

(g) Subscriber acknowledges that it has been advised that the Shares offered hereby have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company. The Shares have not been recommended or endorsed by any federal or state securities commission or regulatory authority, nor have such authorities confirmed the accuracy or determined the adequacy of any representation.

(h) Subscriber acknowledges and is aware that there has never been any representation, guarantee or warranty made by the Company or any officer, director, employee, agent or representative of the Company, expressly or by implication, as to (i) the approximate or exact length of time that Subscriber will be required to remain a shareholder of the Company; (ii) the percentage of gain or loss to be realized, if any, as a result of this investment; or (iii) that the past performance or experience on the part of the Company, or any future expectations, will in any way indicate the predictable results of the ownership of Shares or of the overall financial performance of the Company.

(i) Subscriber represents and warrants that it is an “accredited investor” within the meaning of Rule 501(d) of Regulation D under the Act, and Subscriber has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit A.

(j) Subscriber’s subscription and payment for, and its continued beneficial ownership of the Shares, will not violate any applicable securities or other law, nor result in the breach of or constitute a default under any agreement, instrument, law or court decree to which Subscriber is a party or by which it is bound.

(k) If Subscriber is a natural person, Subscriber has reached the age of majority in the state in which Subscriber resides, maintains his or her domicile at the address shown on the signature page hereof, and the funds provided for acquiring the Shares are either separate property or community property over which Subscriber has the right of control or are otherwise funds as to which it has the sole right of management.

(l) If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity (an “Entity”): (i) such Entity has the full legal right and power and all authority and approval required to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such Entity in connection with the purchase of the Shares and to purchase and hold such Shares, (ii) the signature of the party signing on behalf of such Entity is binding upon such Entity; and (iii) such Entity has not been formed for the specific purpose of acquiring such Shares, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

(m) If Subscriber is a retirement plan or is investing on behalf of a retirement plan, Subscriber acknowledges that investment in the Stock poses additional risks including the inability to use losses generated by an investment in the Stock to offset taxable income.

5. Representations and Warranties of The Company. The Company hereby represents and warrants to Subscriber as follows:

(a) The Company is duly incorporated, validly existing and in good standing under the laws of Delaware and is duly qualified to do business as a foreign corporation in all jurisdictions in which the failure to be so qualified would materially and adversely affect the business or financial condition, properties or operations of the Company.

(b) The Company has duly authorized the issuance and sale of the Shares in accordance with the terms of this Subscription Agreement by all requisite corporate action, and the execution, delivery and performance of any other agreements and instruments executed in connection herewith subject, as set forth in Section 4(c) above, of the implementation of the Reverse Split and approval by FINRA. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

(c) The proceeds from the Offering will be used by the Company for general working capital purposes including, sales and marketing, fulfillment of the Company’s business plan, expenses associated with the protection of the Company’s intellectual property related to the relatively new field of quantum computing, among other uses.

(d) The Disclosure Materials do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

6. Confidentiality. Subscriber understands, acknowledges and agrees with the Company that certain of the information disclosed to Subscriber in connection with this investment decision may be confidential and non-public and agrees that all such information shall be kept in confidence by Subscriber and neither used for its personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason; provided, however, that this confidentiality obligation shall not apply to any such information that (i) is part of the public knowledge or literature, (ii) becomes part of the public knowledge or literature (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription agreement entered into with the Company). In addition, Subscriber may disclose any information as may be required by law or applicable legal process; provided, however, to the extent permitted by law or applicable legal process, Subscriber shall provide the Company at least five business days prior written notice before making any such disclosure.

7. Book Entry Stock. Subscriber acknowledges that it may not, directly or indirectly, assign, transfer, offer, sell, pledge, hypothecate, grant an option to purchase, make any short sale or otherwise dispose of or hedge all or any part of the Stock or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part thereof) except in accordance with the registration provisions of the Securities Act or an exemption from such registration provisions, and any applicable state or other securities laws. As a result, the Shares acquired by Subscriber shall bear a restrictive legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE APPLICABLE SECURITIES LAWS OR AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE BOTH REASONABLY SATISFACTORY TO THE COMPANY, HAS BEEN DELIVERED TO THE COMPANY STATING THAT THE SECURITIES MAY BE TRANSFERRED WITHOUT SUCH REGISTRATION.”

8. Survival; Indemnification. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Section 8 shall survive (i) the acceptance of this Agreement by the Company, (ii) changes in the transactions, documents and instruments described herein which are not material or which are to the benefit of Subscriber, and (iii) the death or disability of Subscriber. Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in Section 4 hereof and that the Company has relied upon such representations, warranties and covenants in determining Subscriber’s qualification and suitability to purchase the Shares. Subscriber hereby agrees to indemnify, defend and hold harmless the Company, its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation of Subscriber herein or the breach of any warranty or covenant herein by Subscriber. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities Act or state securities laws.

9. Notices. All notices, consents, demands or other communications required or permitted to be given pursuant to this Agreement shall be deemed sufficiently given when delivered by facsimile transmission, confirmed in writing, by overnight delivery service, or three business days after the posting thereof by first class mail, postage prepaid, to the appropriate party at its address set forth on the signature page hereof or at such other address as any party shall have specified by notice in writing to the others.

10. Amendment. This Agreement may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought.

11. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns.

12. Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the entire agreement of Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof that would require the application of the laws of any jurisdiction other than Delaware. In addition, the laws of the State of Delaware shall apply to any claims brought by any parties hereto which relate to the Offering, whether or not such claim is based on contract law. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall be brought in the courts of the State of Delaware or of the United States of America for the District of Delaware and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum.

14. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. A facsimile copy of this executed Agreement shall be treated as an original.

15. Gender. All personal pronouns used in this Agreement shall be deemed to include the masculine, feminine and neuter genders.

16. Placement Agent. Certain of the Shares have been offered by the Company through one or more placement agents, each of whom will be paid a commission by the Company on the subscriptions for Shares placed by such agent. The placement agents are not authorized to negotiate for or represent the Company in the Offering, but have served only to bring together the Company and Subscriber in this transaction.

IN WITNESS WHEREOF, Subscriber has executed this Subscription Agreement as of April _____, 2018.

Signature: ________________________

Print Name: ________________________

Title (if Entity): ________________________

Address: ________________________

Tax ID No. (EIN or SSN): ________________________

Subscription Amount @ $.002 per Share

Number of Shares Subject to this Subscription: ________________________

The Company hereby accepts the foregoing subscription subject to the terms and conditions hereof as of ______________, 2018.

QUANTUM COMPUTING INC.

Signature: ________________________

Print Name: ________________________

Title: ________________________

Exhibit A

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has checked the box below indicating the basis on which he, she or it is representing his, her or its status as an “accredited investor”:

☐	a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000;

☐	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the prospective investment;

☐	an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

☐	an individual who is a director or executive officer of Quantum Computing Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of the ______ day of April, 2018.

Signature

Print Name:

Title if Entity: